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                                                                 EXHIBIT 99.9(C)

                                POWER OF ATTORNEY

         We, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and John E. Pelletier, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as it may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 31st day of October, 1997.


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Graham Allison - Trustee                    Sandra O. Moose - Trustee


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Daniel M. Cain - Trustee                    John A. Shane


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Kenneth J. Cowan - Trustee                  Peter S. Voss - Trustee


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Richard Darman - Trustee                    Pendleton P. White - Trustee
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                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet and John E. Pelletier, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

         Witness my hand on the 31st day of October, 1997.



                                                --------------------------------
                                                  Henry L.P. Schmelzer - Trustee